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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): November 16, 1998

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-12771                                         95-3630868
(Commission File Number)                  (I.R.S. Employer Identification No.)

                 10260 Campus Point Drive, San Diego, CA 92121
               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 546-6000
              (Registrant's Telephone Number, Including Area Code)




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                                   FORM 8-K/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On November 16, 1998, the Registrant notified PricewaterhouseCoopers LLP that it was dismissing such firm as its independent accountants effective upon the completion of the audit of the January 31, 1999 financial statements of the Registrant. On November 17, 1998, the Registrant notified Deloitte & Touche LLP that it will engage such firm as its new independent accountants upon completion of the audit of the January 31, 1999 financial statements. The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors.

     The audit of the Registrant's financial statements for the year ended January 31, 1999 has been completed, and on April 29, 1999, the Registrant filed its Annual Report on Form 10-K with the SEC. Accordingly, the dismissal of PricewaterhouseCoopers LLP as the Registrant's independent accountants is now effective.

     During the fiscal years ended January 31, 1999 and January 31, 1998 and through April 29, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of such disagreement in their reports on the financial statements for such years. The reports of PricewaterhouseCoopers LLP on the financial statements for the fiscal years ended January 31, 1999 and January 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended January 31, 1999 and January 31, 1998 and through April 29, 1999, Deloitte & Touche LLP has not been engaged as an independent accountant to audit either the Registrant's financial statements or the financial statements of any of its subsidiaries, nor has it been consulted regarding the application of the Registrant's accounting principles to a specified transaction other than those transactions occurring after February 1, 1999, or the type of audit opinion that might be rendered on the Registrant's financial statements.

     The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of such letter, dated May 3, 1999, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

      16 Letter regarding change in certifying accountant, dated May 3, 1999, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                 SCIENCE APPLICATIONS
                                             INTERNATIONAL CORPORATION


Date:   May 4, 1999                              By:   /s/ Douglas E. Scott
                                                       --------------------
                                                       Douglas E. Scott

                                                Its:   Senior Vice President
                                                       and General Counsel